SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 6, 2016

WALGREENS BOOTS ALLIANCE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36759	47-1758322
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

108 Wilmot Road, Deerfield, Illinois		60015
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (847) 315-2500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 7, 2016, the Walgreens Boots Alliance, Inc. (the “Company”) Board of Directors (the “Board”) elected each of Alexander W. Gourlay and Ornella Barra as co-Chief Operating Officer of the Company.

Mr. Gourlay, age 56, served as Executive Vice President of the Company and President of Walgreen Co. (“Walgreens”) from December 2014 to June 2016. Previously, he served as Executive Vice President, President of Customer Experience and Daily Living of Walgreens from October 2013 to December 2014 and President Elect of Walgreens from September 2014 to December 2014. He served as Chief Executive of the Health & Beauty Division, Alliance Boots GmbH (“Alliance Boots”), from January 2009 to September 2013, and previously was Managing Director of Boots UK and a member of the Alliance Boots operating committee following the acquisition of Alliance Boots by Sprint Acquisitions Holdings Limited (formerly AB Acquisitions Holdings Limited) (“Sprint Acquisitions”) in 2007. He served as a director of Alliance Boots from January 2009 to September 2013.

Ms. Barra, age 62, served as Executive Vice President, President and Chief Executive of Global Wholesale and International Retail from December 2014 to June 2016. Previously, she served as the Chief Executive, Wholesale and Brands of Alliance Boots from September 2013 to December 2014 and Chief Executive of the Pharmaceutical Wholesale Division of Alliance Boots from January 2009 to September 2013, and, before that, the Wholesale & Commercial Affairs Director of Alliance Boots. Since April 2013, Ms. Barra has served as a director of Assicurazioni Generali, the parent company of Generali Group, a global insurance group; and since January 2015, Ms. Barra has served as a director of AmerisourceBergen Corp. Ms. Barra also serves as a director of a number of private companies, including Sprint Acquisitions. Until February 2015, she served as a director of Alliance Boots.

In connection with and contingent upon these appointments, on June 6, 2016, the Compensation Committee of the Board approved (i) an increase in each of Mr. Gourlay’s and Ms. Barra’s annual base salary to $1,100,000, (ii) an increase of 25% of their annual base salary in each of Mr. Gourlay’s and Ms. Barra’s target opportunity under the Company’s corporate bonus plan, which provides an opportunity for an annual bonus based on individual and company performance, and (iii) an increase of $500,000 in each of Mr. Gourlay’s and Ms. Barra’s annual target opportunity under the Company’s stock-based incentive programs, which currently provide for stock option and performance share grants. Additional information regarding the Company’s compensatory plans and arrangements applicable to senior officers of the Company is available in the “Executive Compensation” section of the Company’s definitive Proxy Statement filed with the Securities and Exchange Commission on December 9, 2015 (the “December 2015 Proxy Statement”). The foregoing should be read together with the full text of the previously-filed agreements with Mr. Gourlay and Ms. Barra, copies of which are filed as Exhibits 10.1 through 10.7 hereto and incorporated herein by reference.

There are no arrangements or understandings between Mr. Gourlay or Ms. Barra and any other persons pursuant to which Mr. Gourlay or Ms. Barra was elected as an officer of the Company and, except as disclosed in the “Certain Relationships and Related Transactions” section of the December 2015 Proxy Statement (which disclosure is incorporated herein by reference), neither Mr. Gourlay nor Ms. Barra is a party to, or has a direct or indirect material interest in, any transaction requiring disclosure under Item 404(a) of Regulation S-K. Stefano Pessina, the Company’s Executive Vice Chairman and Chief Executive Officer, and Ms. Barra are partners and share a private residence. There are no other family relationships between Mr. Gourlay or Ms. Barra and any of the Company’s directors or executive officers.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 7, 2016, the Board amended the Company’s Amended and Restated By-Laws (as amended, the “By-laws”) to provide in Section 5.1 that more than one person may hold any office, to delete from Section 5.7 a requirement that the President of the Company (which office is currently vacant) shall also be the Company’s Chief Operating Officer, and to add a new Section 5.16 authorizing the Board to appoint additional officers. The foregoing summary is qualified in its entirety by reference to the full text of the By-Laws, a copy of which is filed as Exhibit 3.1 hereto and incorporated herein by reference.

Item 8.01	Other Events.

On June 9, 2016, the Company issued a press release announcing the matters described in Item 5.02 above and certain other developments. A copy of this press release is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description	SEC Document Reference

3.1	Amended and Restated By-Laws of Walgreens Boots Alliance, Inc.	Filed herewith.

10.1	Employment Agreement between Alliance UniChem Plc and Ornella Barra dated December 10, 2002.	Incorporated by reference to Exhibit 10.20 to Walgreens Boots Alliance, Inc.’s Quarterly Report on Form 10-Q for the quarter ended February 28, 2015 (File No. 1-36759) filed with the SEC on April 9, 2015.

10.2	Agreement among Alliance Boots plc, Alliance UniChem Plc and Ornella Barra, dated July 31, 2006.	Incorporated by reference to Exhibit 10.21 to Walgreens Boots Alliance, Inc.’s Quarterly Report on Form 10-Q for the quarter ended February 28, 2015 (File No. 1-36759) filed with the SEC on April 9, 2015.

Exhibit No.	Description	SEC Document Reference

10.3	Novation of Services Agreement among Alliance Boots Holdings Limited, Alliance Boots Management Services MC S.A.M and Ornella Barra, dated June 1, 2013.	Incorporated by reference to Exhibit 10.22 to Walgreens Boots Alliance, Inc.’s Quarterly Report on Form 10-Q for the quarter ended February 28, 2015 (File No. 1-36759) filed with the SEC on April 9, 2015.

10.4	Service Agreement between Boots UK Limited and Alex Gourlay, dated January 29, 2009.	Incorporated by reference to Exhibit 10.18 to Walgreens Boots Alliance, Inc.’s Quarterly Report on Form 10-Q for the quarter ended February 28, 2015 (File No. 1-36759) filed with the SEC on April 9, 2015.

10.5	Letter Agreement between Alliance Boots Management Services Limited and Alex Gourlay, dated June 28, 2010.	Incorporated by reference to Exhibit 10.19 to Walgreens Boots Alliance, Inc.’s Quarterly Report on Form 10-Q for the quarter ended February 28, 2015 (File No. 1-36759) filed with the SEC on April 9, 2015.

10.6	Assignment Letter dated September 27, 2013 between Alexander Gourlay and Alliance Boots Management Services Ltd.	Incorporated by reference to Exhibit 10.53 to Walgreen Co.’s Annual Report on Form 10-K for the fiscal year ended August 31, 2013 (File No. 1-00604).

10.7	Extension, dated January 27, 2016, to Assignment Letter between Alexander Gourlay and Walgreens Boots Alliance Services Limited (formerly Alliance Boots Management Services Ltd.).	Incorporated by reference to Exhibit 10.1 to Walgreens Boots Alliance, Inc.’s Current Report on Form 8-K (File No. 1-36759) filed with the SEC on February 1, 2016.

99.1	Press Release of Walgreens Boots Alliance, Inc. dated June 9, 2016	Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WALGREENS BOOTS ALLIANCE, INC.

Date: June 10, 2016	By:	/s/ Collin G. Smyser

	Title:	Vice President, Corporate Secretary